 EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of SOBR Safe, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Christopher Whitaker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 5, 2026		/s/ Christopher Whitaker
	By:	Christopher Whitaker
	Its:	Chief Financial Officer and Principal Accounting Officer

A signed original of this written statement required by Section 906 has been provided to SOBR Safe, Inc. and will be retained by SOBR Safe, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.